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                                                                   EXHIBIT 10.27


                                                        TOIMITLLAN VUOKRASOPIMUS

VALTION KIINTEISTOLAITOS
                                                           SOPIMUSNUMERO: 910539

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
Vuokranantaja             Nime:            VALTION KIINTEISTOLAITOS/UUSIMAA
                          Osolte:          HAAPANIEMENKATU 4, PL 236
                                           00531 HELSINKI
                          Yhteyshenkilo:   AIMO SAARINEN                                   Puh: 09-329 911
                          Tili:            Vuokra maksetaan vuokralaskussa mainitulle tilille
                                           viitenumeroa loaytttaen

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Vuokralainon              Nimi:            SPRAY INTERACTIVE MEDIA OY

                          Osolte:          KALEVANKATU 48
                                           00180 HELSINKI                                  Puh:  040-5006776
                          Yhteyshenkilo:   ANTTI KOSKINEN

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Vuokrauskohde             Nimi:            TOIMISTOTILAT
                          Osoite:          KALEVANKATU 48
                          Kunta:           091 HELSINKI

                          Ala:             284.0   htm2                                    Kayttotarkoitus:  Toimisto
                                           Erittely vuokrauskohteen tilatyypeista:
                                           Tlletyypoli           htm2             mk/m2             mk/kk
                                           -----------           ----             -----             -----
                                           Tolmistotilat         281,0            60,00             16860,00
                                           Yhteensa              281,0                              16860,00

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Vuokraalka                Alkaminen:       01.09.1997                                      Voimassaolo:  Tolstaiseksi
                          Irtisanomisaika: 6 kk.                 Ensimmainen irtisanomispaiva:  28.02.1999
                                                                 ja taman jalkeen kunkin kuukauden viimeinen paiva

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Vuckra                    Vuokra:          16 860,00 mk/kk                                 60,00 mk/m2/kk
                          Sahko:           1 000,00 mk/kk

                          Vuokra maksetaan etukateen kunkin kuukauden 3. paivana. Viivastyskorko on voimassa olevan korkolain mukainen.

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Vuokranlarkistus          On indeksiehto                                 Elinkustannusindeksi 1951: 10=100
                          Perusindeksi:    1997:09                       Tarkistusind:  11
                          Perusvuokra:  16 860,00 mk/kk

                          Indeksin muutos otetaan huomioon taysimaaraisesti.
                          Tarkistus suoritetaan vuosittain.
                          Tarkistettua vuokraa maksetaan tammikuun alusta alkaen vuokranantajan kirjallisen llmoitukeen perusteella.

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Vuokrauskohteen           Vuokranantaja vastaa sitta etta vuokrauskohde luovutetaan siina kunnossa missa se oli
kunto  vuokraauthteen     vuokrauskohdetta esitaltaessa.
alkoassa
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Vuokrauskohteen           Vuokralainen ei saa suorittaa vuokrauskohteessa muutos ja korjaustoita ilman vuokranantajan lupas.
kunto vuokraauthteen
asaessa
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Vuokrauskohteen           Vuokralainen ei saa vuokranantajan lupaa luovuttaa vuokrauskohdetta toesalle luovutus
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Muutsoptnureahdot         Sahkokorvaus maksetaan vuokran yhteydessa ja aita voidaan tarkistaa tariffen tai todelliasen kulutuksen muutuesaa.

                          Vuokralainen voi kustannuksellaan suorittaa tarvittavat muutostyot.
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
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                          Muutostyosuunnitelmat on hyvaksytettava vuokranantajalla.
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                          Muutoin noudatetaan lakia liikehuoneiston vuokrauksesta.
                          Tata sopimusta on tehty kaksi yhtapitavaa kappaletta.
                          yksi kummallekin sopijapuolelle.
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Allaloirjoitus            Vuokranantaja:                                 Vuokralainen:

                          Helsinki 14.5.1997                             Helsinki
                          VALTION KIINTEISTOLAITOS/UUSIMAA               SPRAY INTERACTIVE MEDIA OY

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                          Antti Vayrynan
                          Ylitarkastaja
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
                                                       RENTAL AGREEMENT FOR OFFICE SPACE
STATE REAL PROPERTY AUTHORITY                                  AGREEMENT NO. 910539
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
Lessor            Name:                         STATE REAL PROPERTY AUTHORITY/UUSIMAA
                  Address:                      HAAPANIEMENKATU 4, P.O. BOX 236
                                                00531 HELSINKI
                  Contact Person                AIMO SAARINEN            tel. 09-329911
                                                Account:  Rent shall be paid to the account mentioned in the rental invoice, using the reference number.
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Lessee            Name:                         SPRAY - INTERACTIVE MEDIA OY
                  Address:
                                                KALEVANKATU 48
                                                00180 HELSINKI           tel. 040-5008776
                  Contact Person:               ANTTI KOSKINEN
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Rental Site       Name                          OFFICE SPACE
                  Address:                      KALEVANKATU 48
                  Municipality:                 091 HELSINKI
                  Area:                         281.0 m2   Purpose of use: Office

                                                Specification of rental site:
                                                Space type     rooms/m2       FIM/m2    FIM/month
                                                ----------     --------       ------    ---------
                                                Office space   281.0          60.00     16,860.00
                                                Total          281.0                    16,860.00
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Rental period     Initiated:  01 September 1997           Period of validity:  until further notice
                  Notice of rental
                  termination:  6 months        first date of notice:            28 February 1999
                                                and after this the last day of each month
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Rent              Rent FIM 16,860.00/month      FIM 60/m2/kk
                  Electricity FIM 1000.00/month
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                  Rent is paid in advance each month on the 3/rd/ day.
                  Default charges in accordance with the legislation-related interest rates.
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Rent review       Escalator clause in effect    Cost of living index 1951:10=100
                  Basic index: 1997:09          Verification index:  11
                  Basic rent: FIM
                  16860.00/month

                  Change in index is taken into full account.
                  Review is carried out each year.
                  The reviewed rent is paid as of the beginning of January on the basis of written notice by the lessor.
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Condition of      The lessor is responsible for ensuring that the rental site is turned over in the same
rental site at    condition as when originally shown.
outset of rental
agreement
                  ----------------------------------------------------------------------------------------------------
Condition of      The lessee is not allowed to make alterations or renovations on the rental site without the
rental site as    permission of the lessor.
rental
agreement
continues
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                                                         (18)
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Relinquishment    The lessee is not allowed to relinquish the rental site to another party without permission of
of rental site    lessor
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
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Other agreement                                                    Electricity-related charges are remitted in
conditions                                                         conjunction with the rent, and may be reviewed
                                                                   in the event that tariffs or real consumption
                                                                   change.

                                                                   The lessee may, at his own expense, carry out
                                                                   required alterations.  Such alterations must be
                                                                   approved by the lessor
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                  In other respects, the business premises observe the law with respect to rental.
                  This agreement has been prepared in two identical copies, of which each contractual party has taken one.
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Signature         Lessor:                                          Lessee:

                  Helsinki 14 May 1997                             Helsinki
                  STATE REAL PROPERTY AUTHORITY/UUSIMAA            SPRAY-INTERACTIVEMEDIA OY

                  [signature]                                      [signature]
                  Antti Vayrynen                                   Antti Koskinen
                  Senior Inspector                                 Managing Director
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(19)

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